UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2021
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 24, 2021 (the “Closing Date”), American Airlines, Inc., a Delaware corporation (“American”), and AAdvantage Loyalty IP Ltd., a newly formed Cayman Islands exempted company incorporated with limited liability and an indirect wholly owned subsidiary of American (“Loyalty Issuer” and, together with American, the “Issuers”), completed their previously announced offering of $3.5 billion aggregate principal amount of 5.50% Senior Secured Notes due 2026 (the “2026 Notes”) and $3.0 billion aggregate principal amount of 5.75% Senior Secured Notes due 2029 (the “2029 Notes”, and together with the 2026 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed (the “Note Guarantees”) on a senior unsecured basis by American’s parent, American Airlines Group Inc. (the “Company”) and fully and unconditionally guaranteed on a senior secured basis, jointly and severally, by AAdvantage Holdings 1, Ltd., a newly formed Cayman Islands exempted company incorporated with limited liability and a direct wholly owned subsidiary of American (“HoldCo1”), and AAdvantage Holdings 2, Ltd., a newly formed Cayman Islands exempted company incorporated with limited liability and an indirect wholly owned subsidiary of American and the direct parent of Loyalty Issuer (“HoldCo2” and, together with HoldCo1, the “SPV Guarantors,” and the SPV Guarantors together with the Company, the “Guarantors”). The Notes were issued pursuant to an indenture, dated as of March 24, 2021 (the “Indenture”), by and among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee and as collateral custodian. The Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws of any jurisdiction and the Notes do not have the benefit of any exchange offer or other registration rights. The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers, as defined in, and in reliance on, Rule 144A under the Securities Act and to non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act.
Concurrent with the issuance of the Notes, the Issuers, as co-borrowers, entered into a term loan credit and guaranty agreement with Barclays Bank PLC, as administrative agent, Wilmington Trust, National Association, as collateral administrator, and the lenders party thereto, providing for a $3.5 billion term loan facility (the “New AAdvantage Term Loan Facility” and collectively with the Notes, the “AAdvantage Financing”) and pursuant to which the full $3.5 billion of term loans (the “Loans”) were drawn on the Closing Date. The Loans are fully and unconditionally guaranteed (the “Loan Guarantees” and, together with the Note Guarantees, the “Guarantees”) by the Guarantors.
The Company used approximately $550 million of the net proceeds from the AAdvantage Financing to prepay in full all amounts outstanding under the Loan and Guarantee Agreement, entered into on September 25, 2020, as subsequently amended on October 21, 2020, and January 15, 2021, among the Company and American, the United States Department of the Treasury (“Treasury”), and Bank of New York Mellon, as administrative agent and collateral agent (the “Treasury Loan Agreement”), pursuant to the Coronavirus Aid, Relief, and Economic Security Act, and expects to use the remainder for general corporate purposes, which may include the repayment of other indebtedness.
Subject to certain permitted liens and other exceptions, the Notes, Loans and Guarantees provided by the SPV Guarantors will be secured by a first-priority security interest in, and pledge of, various agreements with respect to the AAdvantage program (the “AAdvantage Agreements”) (including all payments thereunder) and rights under an intercompany agreement and certain IP Licenses (as defined below), certain rights under the AAdvantage program, certain deposit accounts that will receive cash under the AAdvantage Agreements, certain reserve accounts, the equity of each of Loyalty Issuer and the SPV Guarantors and substantially all other assets of Loyalty Issuer and the SPV Guarantors (collectively, the “Collateral”).
The Notes and Loans will be the Issuers’ senior secured obligations. The Notes and Loans will (i) rank equally in right of payment to all of the Issuers’ existing and future senior indebtedness, (ii) are effectively senior to all existing and future indebtedness of the Issuers that is not secured by a lien, or is secured by a junior-priority lien, on the Collateral to the extent of the value of the Collateral, (iii) are effectively subordinated to any existing or future indebtedness of the Issuers that is secured by liens on assets that do not constitute a part of the Collateral to the extent of the value of such assets and (iv) rank senior in right of payment to the Issuers’ future subordinated indebtedness.

The Guarantees provided by each SPV Guarantor will be such SPV Guarantor’s senior secured obligations. These Guarantees will (i) rank equally in right of payment to all of the SPV Guarantors’ existing and future senior indebtedness, (ii) are effectively senior to all existing and future indebtedness of the Issuers that is not secured by a lien, or is secured by a junior-priority lien, on the Collateral to the extent of the value of the Collateral, (iii) are effectively subordinated to any existing or future indebtedness of the SPV Guarantors that is secured by liens on assets that do not constitute a part of the Collateral to the extent of the value of such assets and (iv) rank senior in right of payment to the SPV Guarantors’ future subordinated indebtedness.
The Notes, Loans and Guarantees of the SPV Guarantors will also be structurally subordinated to all existing and future obligations, including trade payables, of the Company’s subsidiaries, other than the Issuers, that do not guarantee the Notes and Loans.
The Guarantees provided by the Company will be the Company’s senior unsecured obligations. None of the Company’s obligations under such Guarantees will be secured by the Collateral (all of which is owned by the Issuers and SPV Guarantors). Such Guarantees will rank pari passu in right of payment to all of the Company’s existing and future indebtedness that is not by its terms expressly subordinated to such Guarantees. Such Guarantees will be effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to all existing and future liabilities, including trade payables, of each of the Company’s subsidiaries (other than the Issuers and SPV Guarantors).
Payment Terms of the Notes and Loans under the New AAdvantage Term Loan Facility
Interest on the Notes is payable in cash, quarterly in arrears on the 20th day of each January, April, July and October (each, a “Payment Date”), beginning July 20, 2021. The 2026 Notes will mature on April 20, 2026, and the 2029 Notes will mature on April 20, 2029. The outstanding principal on the 2026 Notes will be repaid in quarterly installments of approximately $291,666,667 on each Payment Date, beginning on July 20, 2023. The outstanding principal on the 2029 Notes will be repaid in quarterly installments of $250,000,000 on each Payment Date, beginning on July 20, 2026.
The Issuers may redeem the Notes, at their option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium, together with accrued and unpaid interest to the date of redemption.
The scheduled maturity date of the Loans under the New AAdvantage Term Loan Facility is April 20, 2028. The Loans bear interest at a variable rate equal to LIBOR (but not less than 0.75% per annum), plus a margin of 4.75% per annum, payable on each Payment Date. The outstanding principal on the Loans will be repaid in quarterly installments of $175.0 million, on each Payment Date beginning with the Payment Date in July 2023. These amortization payments (as well as those for the Notes) will be subject to the occurrence of certain early amortization events, including the failure to satisfy a minimum debt service coverage ratio at specified determination dates.
Prepayment of some or all of the Loans outstanding under the New AAdvantage Term Loan Facility is permitted, although payment of an applicable premium is required as specified in the New AAdvantage Term Loan Facility.
The Indenture and the New AAdvantage Term Loan Facility contain mandatory prepayment provisions triggered upon (i) the issuance or incurrence by Loyalty Issuer or the SPV Guarantors of certain indebtedness or (ii) the receipt by American or its subsidiaries of net proceeds from pre-paid frequent flyer (i.e., “AAdvantage”) mile purchases exceeding $500.0 million, with prepayment required only in respect of net proceeds from such purchases exceeding $505.0 million in the aggregate. Each of these prepayments would also require payment of an applicable premium. Certain other events, including the occurrence of a change of control with respect to the Company and certain Collateral sales exceeding a specified threshold, will also trigger mandatory repurchase or mandatory prepayment provisions under the Indenture and the New AAdvantage Term Loan Facility, respectively.

Other Terms of the Indenture and the New AAdvantage Term Loan Facility
The Indenture and the New AAdvantage Term Loan Facility contain certain covenants that limit the ability of Loyalty Issuer, the SPV Guarantors and, in certain circumstances, American and the Company, to among other things, (i) incur additional indebtedness and make restricted payments, (ii) incur certain liens on the Collateral, (iii) merge, consolidate or sell substantially all of their assets, (iv) dispose of the Collateral, (v) sell pre-paid frequent flyer (i.e. “AAdvantage”) miles in excess of $550.0 million in the aggregate, and (vi) terminate, amend, waive, supplement or modify the IP Licenses, or exercise rights and remedies thereunder, except under certain circumstances. American and Loyalty Issuer are also prohibited from substantially reducing the AAdvantage program business or modifying the terms of the AAdvantage program in a manner that would reasonably be expected to materially impair repayment of the AAdvantage Financing obligations (described as a “Payment Material Adverse Effect” in the Indenture and the New AAdvantage Term Loan Facility), and the Company and its subsidiaries are prohibited from changing the policies and procedures of the AAdvantage program in a manner that would reasonably be expected to have a Payment Material Adverse Effect or operating a competing loyalty program. Notwithstanding these restrictions, the AAdvantage program is expected to operate as it has in the past, and the entry into the AAdvantage Financing is not expected to have any impact on the benefits offered to AAdvantage members.
In addition, subject to certain exceptions, the Indenture and the New AAdvantage Term Loan Facility restrict the ability of American, Loyalty Issuer or any Guarantor to terminate, or modify certain terms within, the intercompany agreement governing the relationship between American and Loyalty Issuer with respect to the AAdvantage program.
The Indenture and the New AAdvantage Term Loan Facility also require the Issuers to comply with certain affirmative covenants, including (i) certain reporting requirements and (ii) the use of commercially reasonable efforts to cause sufficient counterparties to AAdvantage Agreements to direct payments with respect to the AAdvantage program into a collections account, such that at least 90% of such cash receipts in a quarterly reporting period are deposited directly into this collection account, with amounts to be distributed from this collection account for the payment of fees, principal and interest on the Notes and the Loans pursuant to a payment waterfall described in the Indenture and the New AAdvantage Term Loan Facility, respectively. In addition, the Indenture and the New AAdvantage Term Loan Facility require the Company to maintain minimum liquidity, defined as the sum of (a) unrestricted cash and cash equivalents and (b) the aggregate principal amount committed and available to be drawn under all of the Company’s revolving credit and other facilities, at the close of any business day of at least $2.0 billion.
Subject to certain materiality thresholds, qualifications, exceptions, “baskets” and grace and cure periods, the Indenture and the New AAdvantage Term Loan Facility contain various events of default, including payment defaults, covenant defaults, cross-defaults to certain indebtedness, termination of certain agreements related to the AAdvantage program, bankruptcy events of Loyalty Issuer or any SPV Guarantor, and a change of control of Loyalty Issuer or any SPV Guarantor. A bankruptcy event of American is not itself an event of default; following an American bankruptcy, an event of default would only occur if American failed to satisfy certain enumerated bankruptcy case milestones, including an assumption of the AAdvantage Financing by a certain date. Upon the occurrence of an event of default, the outstanding obligations under the Indenture and the New AAdvantage Term Loan Facility may (or, with respect to the bankruptcy events noted above, shall) be accelerated and become due and payable immediately.
Terms of Certain Intercompany Agreements Related to the AAdvantage Financing
In connection with the issuance of the Notes and entry into the New AAdvantage Term Loan Facility, American, Loyalty Issuer and the SPV Guarantors entered into a series of transactions that resulted in the transfer to Loyalty Issuer of, among other things, American’s rights to certain data and other intellectual property used in the AAdvantage program (subject to certain exceptions) (such assets, the “Transferred AAdvantage IP”) and certain rights of American under specified AAdvantage Agreements. Loyalty Issuer has entered into a license agreement with HoldCo2 pursuant to which Loyalty Issuer has granted to HoldCo2 an exclusive, irrevocable (subject to certain termination rights), perpetual, worldwide, royalty-bearing license to use the Transferred AAdvantage IP (the “HoldCo2 License”), and HoldCo2 has in turn granted to American an exclusive, irrevocable (subject to certain termination rights), perpetual, worldwide, royalty-bearing sublicense to use the Transferred AAdvantage IP

(together with the HoldCo2 License, the “IP Licenses”). The IP Licenses would be terminated, and American’s right to use the Transferred AAdvantage IP would cease, upon specified termination events, including, but not limited to, the occurrence of an event of default under the Indenture or the New AAdvantage Term Loan Facility. In certain circumstances, such a termination would trigger a liquidated damages payment in an amount that is greater than the initial principal amount of the Notes and the Loans.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
On March 24, 2021, the Company used approximately $550 million of the net proceeds from the AAdvantage Financing to prepay in full all amounts outstanding under the Treasury Loan Agreement and terminated that facility.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The description set forth under Item 1.01 of this Form 8-K is incorporated by reference herein in its entirety.
Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements contained or referred to herein, including those regarding the Notes and the New AAdvantage Term Loan Facility, should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in American Airlines Group Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: March 24, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: March 24, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer